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                                                                   EXHIBIT 10.24


                              HINES HOLDINGS, INC.
                                  DEMAND NOTE
                                  -----------

$2,500,000                                        October 17, 1997


          FOR VALUE RECEIVED, Hines Holdings, Inc., a Nevada corporation (the "Corporation"), hereby promises to pay to Madison Dearborn Capital Partners, L.P. (the "Payee") on demand, the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000), together with all accrued and unpaid interest thereon.

          Interest shall accrue on the unpaid principal balance of this Demand Note at the rate of 12% per annum, and shall be calculated based on the actual number of days elapsed and a 365 day year. The Corporation may repay the indebtedness represented by this Demand Note at any time, in whole or in part, without the consent of the Payee and without penalty or premium. The Corporation hereby waives notice of presentment. This Demand Note shall be governed by the laws of the State of Illinois.

          IN WITNESS WHEREOF, the undersigned has executed this Demand Note as of the date first written above.

                                    HINES HOLDINGS, INC.


                                    By:   /s/ Paul R. Wood
                                         -------------------------------------
                                    Its:   President
                                         -------------------------------------